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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


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                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 29, 2006


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                              KNIGHT-RIDDER, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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          FLORIDA                   1-7553                  38-0723657
      (STATE OR OTHER       (COMMISSION FILE NUMBER)        (IRS EMPLOYER
       JURISDICTION                                     IDENTIFICATION NO.)
     OF INCORPORATION)


50 W. SAN FERNANDO STREET, SUITE 1500,                   95113
         SAN JOSE, CALIFORNIA                         (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
               OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (408) 938-7700


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Each of the executive officers of Knight-Ridder, Inc. (the "Company") is party to an Executive Income Security Agreement that provides severance benefits to the executive officer in the event that, following a change in control of the Company, the executive officer's employment is terminated by the Company without cause or by the executive officer for good reason. The purpose of the Executive Income Security Agreements is to attract and retain executives through and following consummation of a change of control. On January 29, 2006, the Board of Directors (the "Board") of the Company approved amendments to the Executive Income Security Agreements in order to resolve a potential ambiguity. A provision of the Executive Income Security Agreements could be construed to deprive executives of the intended benefits of these agreements, notwithstanding the satisfaction of the "double-trigger" requirement for severance benefits, if the executive is then eligible for retirement or early retirement under the Company's pension plan. Therefore, the Board authorized the Company to amend the agreements to clarify that executive officers will receive severance benefits in the event that the executive officer's employment terminates under the circumstances described above, regardless of whether the executive officer is eligible for retirement or early retirement. None of the provisions of the Executive Income Security Agreements relating to the amount and nature of the benefits provided thereunder, or any other provisions of the agreements (other than as described above), have been amended.

The foregoing description of the amendments to the Executive Income Security Agreements does not purport to be complete and is qualified in its entirety by reference to the Form of Amaneded and Restated Executive Income Security Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference in its entirety.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

At a meeting on January 29, 2006, the Board decided to postpone the 2006 Annual Meeting of Shareholders from the date previously scheduled, April 18, 2006, until a future date, yet to be determined. In addition, the Board amended the Company's Bylaws, which provides for the Board to set the date and time for the annual meeting of shareholders but had specified that the meeting was to be held in April or May, to remove the requirement that the meeting be held in April or May. The rescheduling of the annual meeting of shareholders will take into consideration the notice requirements for shareholder proposals, as described in the Company's Bylaws and previously announced by the Company on November 14, 2005.

The foregoing description of the amendment to the Company's Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amendment to the Bylaws of Knight-Ridder, Inc., which is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 10.1 Form of Amended and Restated Executive Income Security Agreement (as amended effective as of January 29, 2006).

Exhibit 99.1  Amendment to the Bylaws of Knight-Ridder, Inc.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KNIGHT-RIDDER, INC.

                                        By:     /s/ Gordon Yamate
                                            --------------------------------
                                            Name:  Gordon Yamate
                                            Title: Vice President and
                                                   General Counsel


Dated: February 2, 2006



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                                 EXHIBIT INDEX



EXHIBIT
NUMBER    NAME
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10.1      Form of Amended and Restated Executive Income Security Agreement (as
          amended effective as of January 29, 2006).

99.1      Amendment to the Bylaws of Knight-Ridder, Inc.